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                                                                EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-96186) of our reports dated March 7, 1996, included or incorporated by reference in LCI International, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                                   /S/ ARTHUR ANDERSEN LLP

Washington, D.C.
  February 28, 1997